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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 17, 2004


                           PAYMENT DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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            Nevada                      0-30152               98-0190072
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(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)


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                           12500 San Pedro, Suite 120
                              San Antonio, TX 78216
               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code (210) 249-4100


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

In accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, the Board of Directors of Payment Data Systems, Inc. (the "Company") approved guidelines that permit its officers and other insiders to enter into 10b5-1 trading plans or arrangements for systematic trading of the Company's securities. The Company has been advised that Louis A. Hoch, President and Chief Operating Officer, has entered into a trading plan that provides for sales of the Company's common stock subject to certain sales price limits. The Company anticipates that, as permitted by Rule 10b5-1 and the foregoing guidelines, other officers and insiders may establish similar trading plans in the future.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PAYMENT DATA SYSTEMS, INC.


Date: June 17, 2004                             By: /s/ Michael R. Long
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                                                    Michael R. Long
                                                    Chief Executive Officer and
                                                    Chief Financial Officer